UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On September 16, 2020, Petroteq Energy Inc. disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ANNOUNCES PRE-FEED STUDY CONFIRMS LOWER COSTS & INCREASED CAPABILITIES FOR COMPANY'S ENVIRONMENTALLY BENIGN PROPRIETARY TECHNOLOGY

Company Is Now Commencing A FEED (Front End Engineering And Design) Study To Further Refine The Design And Further Increase Capacity.

SHERMAN OAKS, CA / ACCESSWIRE / September 16, 2020 /Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE)( OTC PINK:PQEFF)(FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, announced that Crosstrails Engineering LLC, a subsidiary of Valkor LLC, has completed its Pre-FEED (preliminary) Design for a proposed 5,000 bopd oil sands plant (single train) for Petroteq. The same design, in a 2-train configuration, can be used for a proposed 10,000 bopd oil sands plant in eastern Utah for Greenfield LLC, a joint venture company between Valkor LLC and TomCo Energy Ltd., that has a technology license with Petroteq.

The purpose of the study was to confirm the technical feasibility of the plant and make a first estimation of capital cost. The study confirmed that an initial 5,000 bopd train can be constructed using conventional oil processing equipment at an estimated cost of US$92.5mm, or US$18,500 per nameplate bopd. Pursuant to the study it is believed that subsequent parallel 5,000 bopd trains can be added for less owing to savings from shared infrastructure. The capital cost is inclusive of all engineering, project management, all equipment and systems, site construction, startup and commissioning sufficient to have a fully operational oil sands plant capable of processing oil sands ore into a high-grade bitumen product. The process is environmentally benign, uses no water in the extraction process, and produces bitumen and a clean sand that meets EPA Tier 1 standards as the only byproduct. The entire plant, except for mining and oil storage may be housed within buildings and will produce no significant emissions. An assumption for this design is that a contract mining company will be employed to deliver crushed ore to the facility and, as such, this estimate excludes the cost of mining equipment.

In addition, the study performed a basic economic analysis of the plant operation which demonstrates very favorable economics. It is estimated that the total incremental cost of production, including subcontract mining, fuel, electricity, operating personnel and all expenses to extract a commercial petroleum product from oil sands ore is estimated to fall below US$30/bbl, while targeting less than US$25/bbl in the next round of detailed design through incorporation of various optimizations, including heat recovery.

Because the design is based upon standard oil processing equipment, no required equipment has a lead time longer than 12-13 months. The schedule from project sanction to the start of commercial production is estimated at 15-17 months dependent upon prevailing market conditions at the start of procurement and plant construction.

Crosstrails Engineering LLC is now commencing a FEED (Front End Engineering and Design) study to further refine the design. During the Pre-FEED, all major equipment was identified and costed using historical information. In the FEED study, all major equipment will be defined, specified and quoted and the balance of plant will be estimated to determine Capex to within ±15% and bring the design to the point of beginning detailed design and procurement of long lead items. This FEED is estimated to take approximately four months and is expected to further optimize operating costs, by determining energy and personnel requirements, to arrive at an estimated total cost per produced bbl. Upon completion of the FEED study, and subject to funding, the project will be in a position to order long-lead items and begin detailed (final) design to start the clock towards construction of the first commercial plant.

George Stapleton, Petroteq COO, commented: "The Company has been working with our engineering partners to improve production levels and this Pre-FEED study incorporates all of the lessons learned during the initial de-bottlenecking of the pilot plant. Lessons learned as a result of upgrades currently underway at the pilot plant will be incorporated into the FEED Study for the 5,000 bpd plant, resulting in an improved and robust design, which can only benefit future commercial production by Petroteq and its licensees."

About Petroteq Energy Inc.

Petroteq is a fully integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly remediation technology that leaves clean residual sand that is free of hydrocarbons, and can be returned to the environment, without additional remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: the costs of building a 5,000 bopd train; that subsequent parallel 5,000 bopd trains can be added for less; estimated expenses per barrel; and the estimated time from project sanction to the start of commercial production; the plant design being able to produce at 5,000 bopd; and a plant being commercially successful; are intended to identify forward-looking information. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant; and the plant producing as expected. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: September 16, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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